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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 6, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

                DELAWARE                    1-09335              36-2545354
      (State or other jurisdiction        (Commission         (I.R.S. employer
           of incorporation)              file number)       identification no.)

            1695 RIVER ROAD
            DES PLAINES, IL                                         60018
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE.

         On December 6, 2004, Schawk, Inc. issued a press release announcing that it has entered into a non-binding letter of intent to acquire the assets of Weir Holdings Limited and its subsidiary companies. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SCHAWK, INC.


Date:  December 6, 2004                            By: /s/ A. Alex Sarkisian
                                                       -------------------------
                                                       A. Alex Sarkisian
                                                       Executive Vice President,
                                                       Chief Operating Officer
                                                       and Corporate Secretary


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                                INDEX TO EXHIBITS

   Exhibit
   -------
   99.1              Press Release dated December 6, 2004.